UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-22742
(Investment Company Act File Number)

Principal Real Estate Income Fund
(Exact Name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100
Denver, CO 80203
(Address of Principal Executive Offices)

David T. Buhler
Principal Real Estate Income Fund
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and Address of Agent for Service)

(303) 623-2577
(Registrant’s Telephone Number)

Date of Fiscal Year End:  October 31

Date of Reporting Period:  April 30, 2015

Item 1.	Reports to Stockholders.

Principal®
Real Estate Investors

P G Z

Principal Real Estate Income Fund

SEMI-ANNUAL REPORT
April 30, 2015

TABLE OF CONTENTS

Performance Overview	1
Statement of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Statement of Cash Flows	17
Financial Highlights	18
Notes to Financial Statements	20
Approval of Investment Advisory and Sub-Advisory Agreements	29
Dividend Reinvestment Plan	32
Additional Information
Portfolio Holdings	34
Fund Proxy Voting Policies	34
Section 19(A) Notices	34
Unaudited Tax Information	35
Shareholder Meeting Results	35
Data Privacy Policies and Procedures	35
Service Providers	36

www.principalcef.com

Principal Real Estate Income Fund	Performance Overview
April 30, 2015 (Unaudited)

INVESTMENT OBJECTIVE
The Principal Real Estate Income Fund’s (“PGZ” or the “Fund”) investment objective is to seek to provide high current income, with capital appreciation as a secondary objective, by investing in commercial real estate related securities. There can be no assurance that the Fund will achieve its investment objective.

PERFORMANCE OVERVIEW
As of April 30, 2015 the Fund was 64.2% allocated to commercial mortgage backed securities (“CMBS”) and 34.0% allocated to global real estate securities, primarily real estate investment trusts (“REITs”). For the 6-month period ended April 30, 2015, the Fund had a net return of 4.35%, assuming dividends are reinvested back into the Fund, based on the closing share price of $19.32 on April 30, 2015. This compares to the return of the S&P 500® Index, over the same time period, of 4.39% assuming dividends are reinvested into the index. This also compares to the return of the Barclays U.S. Aggregate Bond Index of 2.06% and the MSCI World Index of 5.09%.

The April 30, 2015 closing price of $19.32 represented an 8.8% discount to the Fund’s net asset value per share (“NAV”). This compares to an average 10.62% discount for U.S. Equity Real Estate closed-end funds and an 8.48% discount for Mortgage-Backed Securities closed-end funds, according to CEFConnect. These discounts to NAV reflect the volatility that has occurred in the closed-end fund market since June 2013, as expectations for higher interest rates have negatively impacted the attractiveness of the market.

Based on NAV, the Fund has returned 4.95%, including dividends, for the 6-month period ended April 30, 2015. Fund investments benefited from continued strong investor demand for CMBS and global real estate securities, even as broader market volatility picked up in December 2014 and then again in January 2015, as continued low interest rates left investors looking for yield alternatives in public commercial real estate. CMBS and global real estate securities especially benefited from ongoing improvement in real estate fundamentals during the period. In the U.S., demand for space is outpacing supply in most markets which is helping to stabilize or increase rents and lower vacancies across major property types in major markets across the country, resulting in higher net operating income at the property level. Globally, real estate markets are exhibiting a generally solid investment landscape with pockets of both strength and weakness.

CMBS
CMBS is realizing the benefit of improving real estate fundamentals in the form of lower delinquencies and a higher-than-expected percentage of maturing loans being able to refinance. As of April 30, 2015, delinquencies on CMBS loans have improved to a post-financial crisis percentage not seen since early 2010 at 5.5%, according to Barclays Research. Additionally, the monthly pace of new 30-day delinquencies has been averaging 1.0-1.5% over the past 6 months, compared to 5-6% at the peak in 2009-2010, 3-4% in 2012 and 1.5-2.0% in 2013 according to Wells Fargo. Improving fundamentals and availability of capital have also increased the percentage of maturing loans (10 year loans originated in 2005 and 7 year loans originated in 2008) that have been able to refinance during 2015. The maturing loan refinance rate increased from 30-40% in the second half of 2012 to 75-80% during 2013, 2014 and year-to-date 2015. If loans that paid off up to three months after their maturity date are included in these figures, the refinance rate has increased to over 90%, according to Morningstar Credit Ratings, LLC. The continued growth of the new issue CMBS market is helping to provide the capital needed to refinance these loans. New issue CMBS supply was $85 billion in 2014 compared to roughly $1 billion in 2009, $10 billion in

Semi-Annual Report | April 30, 2015	1

Principal Real Estate Income Fund	Performance Overview
April 30, 2015 (Unaudited)

2010, $28 billion in 2011, $43 billion in 2012 and $85 billion in 2013. Projections for 2015 are that new issuance could top $120 billion. The improvement in commercial real estate fundamentals and availability of capital are two key variables, with the third being interest rates, that will have a direct impact on the performance of CMBS through 2017. The peak years of issuance pre-financial crisis were 2005-2007. Issuance during those years included $147 billion in 2005, $172 billion in 2006 and $202 billion in 2007, with the majority of loans originated in those years being ten year loans. This means the maturity cycle in 2015-2017 and corresponding percentage of loans that can be refinanced will have a direct impact on recoveries for bonds issued during those pre-crisis years. To-date, refinance activity through defeasance, yield maintenance or paying off at par has been strong for legacy loans on properties that have recovered from the crisis. As of April 30, 2015, 517 loans totaling $7.6 billion have defeased compared to $4.3 billion of defeasance for the same time period in 2014. Another 118 loans totaling $1.16 billion have prepaid with yield maintenance in 2015 compared to $0.72 billion for the same time period in 2014. The impact of this strong refinance activity has been to bring the total balance that remains to be refinanced from the 2005-2007 vintage to $50 billion in 2015, $114 billion in 2016, and $111 billion in 2017.

With respect to interest rates, the CMBS bonds held in the portfolio have benefited from being shorter duration securities which has made the portfolio less exposed to interest rate volatility. These bonds continue to attract investors searching for short duration, high yield options. The duration of the CMBS portfolio in the Fund was 2.35 years as of April 30, 2015.

We believe the outlook for CMBS remains positive looking forward to 2015 barring an unforeseen macro-economic shock that impacts market volatility, interest rates and economic growth. Demand for short duration, high yield is expected to persist in 2015 and, assuming the continuation of slow economic growth, real estate fundamentals are expected to continue to improve as well. Longer-term, the continued growth of CMBS issuance will be important for the market as the height of the maturity cycle approaches in 2015-2017.

GLOBAL REAL ESTATE SECURITIES
Global real estate securities, as measured by the FTSE EPRA NAREIT Developed NTR Index (+3.56%), underperformed global equities, as measured by the MSCI World Index (+6.56%), and outperformed global bonds, as measured by the J.P. Morgan Global Government Bond Index (+3.39%) over the 6-months ended April 30, 2015.

Global real estate securities are benefiting from improving real estate fundamentals with continued improvements in portfolio occupancies and rental rates amidst limited supply of newly developed properties. Capital flows into the real estate asset class as well as low sovereign yields are continuing to put downward pressure on real estate capitalization rates (“cap rates”) and driving real estate asset values higher. Despite a recent uptick, as of April 30, 2015, the yield of the U.S. 10 year treasury stood at 2.03%, having fallen 0.28% over the preceding 6 months amidst global deflationary pressures in the energy and commodities markets and continued monetary easing policies of the European Central Bank and the Bank of Japan. As we have highlighted previously, this environment of low sovereign yields and tepid GDP growth is favorable for listed property stocks.

The global real estate securities holdings within the portfolio returned 3.56% as measured in USD for the 6-months ended April 30, 2015. Returns were especially strong, up approximately 8.5% when measured in local currencies, yet as approximately half of the global real estate securities

2	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview
April 30, 2015 (Unaudited)

holdings are is invested outside of the U.S., the depreciation of most currencies relative to the USD constrained the level of return when measured in USD. The holdings’ local currency returns have been strongest in Europe, Middle East and Africa (EMEA), with local currency returns for the portfolio’s holdings up nearly 20% and led by holdings in Sweden, South Africa, France, and the UK up 38%, 30%, 28%, and 18.3%, respectively as many stocks rallied amidst European Central Bank Quantitative Easing and increasing signs of recovery across Europe. Holdings within Asia Pacific also performed strongly, up approximately 10.3% in local currency terms with returns in Japan the strongest up nearly 19.5% as the portfolio benefited from participating in an attractively priced IPO of a Japanese REIT (“JREIT”), which has subsequently traded to valuations in-line with peer JREITs. Meanwhile, the Americas region lagged with returns in local currency, up approximately 2.8%.

Our proprietary financial model utilized to measure global real estate securities valuation levels indicates securities trade at attractive levels at the end of April 2015. This measure examines the spread between the stocks’ forward looking implied unlevered internal rates of returns (“IRRs”) to global treasury yields. That spread, or ‘risk premium’, of 5.2% as of the end of April is comfortably in excess of the trailing 10 year average of 4.5%.

Barring any external shocks, the economy in the developed world is gradually strengthening, although we should expect to continue to receive mixed data on a month-to-month basis. Thus, while we have seen a pick-up in inflationary trends in the U.S., uncertainty elsewhere still points to interest rates remaining on hold in the U.S. until late in the year, with the UK to follow soon after. Meanwhile, fundamentals for global real estate, in terms of supply and demand, continue to improve, with listed real estate stocks reporting generally robust operational results. When interest rates start to rise, market turbulence should be expected. However, whether rates are rising because of strengthening economic growth or otherwise is an important distinction. Improvement in the economy is likely to continue to underpin drivers in real estate valuation. Thus, if rate rises are gradual, the listed real estate sector may continue to perform well. If on the other hand, rate rises are steep, real estate valuations are likely to be negatively impacted.

OUTLOOK
The outlook for interest rates will continue to be a significant factor influencing the near-term performance of CMBS and global real estate securities. We believe both sectors are poised to deliver attractive returns in a relatively stable rate environment in the near term. Longer-term, if rates break out of the current range in response to an improving global economy, this would likely result in increased earnings growth for commercial real estate properties: a positive for both the CMBS and global real estate securities markets. In the meantime, periods of near-term volatility may present opportunities for positive long-term performance.

References:

The Premium/Discount is the amount (stated in dollars or percent) by which the selling or purchase price of a fund is greater than (premium) or less than (discount) its face amount/value or net asset value (NAV).

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The duration number is a calculation involving present value, yield, coupon, final maturity and call features. The bigger the duration number, the greater the interest-rate risk or reward for bond prices. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Semi-Annual Report | April 30, 2015	3

Principal Real Estate Income Fund	Performance Overview
April 30, 2015 (Unaudited)

CEFConnect provides unbiased, straightforward, and comprehensive closed-end fund data and the latest CEF research and industry news.

S&P 500® Index – A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

FTSE EPRA/NAREIT Developed NTR Index – A modified market capitalization weighted index, based on free float market capitalization designed to measure the stock performance of companies engaged in specific real estate activities of the North American, European and Asian real estate markets.

Barclay’s U.S. Aggregate Bond Index – A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

MSCI World Index – MSCI’s market capitalization weighted index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.

The J.P. Morgan Global Government Bond Index is a widely used benchmark for measuring performance and quantifying risk across international fixed income bond markets. The index measures the total, principal, and interest returns in each market and can be reported in 19 different currencies. By including only traded issues available to international investors, the index provides a realistic measure of market performance.

The internal rate of return on an investment is defined as the discount rate at which the present value of all future cash flows is equal to the initial investment or, in other words, the rate at which an investment breaks even.

Issuance information – JPMorgan

4	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview
April 30, 2015 (Unaudited)

PERFORMANCE as of April 30, 2015

TOTAL RETURNS(1)	CUMULATIVE	ANNUALIZED
Fund	6 Month	1 Year	Since Inception(2)
Net Asset Value (NAV)(3)	5.30%	12.77%	15.10%
Market Price(4)	4.35%	11.23%	6.79%
Barclays U.S. Aggregate Bond Index	2.06%	4.46%	4.55%
MSCI World Index	5.09%	7.41%	15.42%

(1)	Total returns assume reinvestment of all distributions.
(2)	The Fund commenced operations on June 25, 2013.
(3)	Performance returns are net of management fees and other Fund expenses.
(4)	Market price is the value at which the Fund trades on an exchange. This market price can be higher or lower than its NAV.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 855.838.9485.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares including interest expense, as of October 31, 2014, 2.59%.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares excluding interest expense, as of October 31, 2014, 2.04%.

The Fund is a closed-end fund and does not continuously issue shares for sale as open-end mutual funds do. Since the initial public offering, the Fund now trades only in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker and additional charges or commissions will apply. The share price of a closed-end fund is based on the market’s value.

Barclay’s U.S. Aggregate Bond Index – A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

MSCI World Index – MSCI’s market capitalization weighted index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.

Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges.
An investor cannot invest directly in an index.

ALPS Advisors, Inc. is the investment adviser to the Fund.

Distributor – ALPS Portfolio Solutions Distributor, Inc.

Principal Real Estate Investors, LLC is the investment sub-adviser to the Fund. Principal Real Estate Investors, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

Semi-Annual Report | April 30, 2015	5

Principal Real Estate Income Fund	Performance Overview
April 30, 2015 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares of beneficial interest at the closing market price (NYSE: PGZ) of $20.00 on June 25, 2013, and tracking its progress through April 30, 2015.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

SECTOR ALLOCATION^

^	Holdings are subject to change.
Percentages are based on total investments.

6	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview
April 30, 2015 (Unaudited)

Geographic Breakdown as of April 30, 2015

% of Total Investments
United States	80.68%
Australia	3.51%
Singapore	3.03%
Netherlands	2.15%
Great Britain	2.01%
Japan	1.69%
Hong Kong	1.44%
Guernsey	1.42%
France	1.05%
Canada	0.91%
Finland	0.73%
South Africa	0.45%
Sweden	0.38%
Jersey	0.23%
Cayman Islands	0.16%
Germany	0.16%
100.00%

Holdings are subject to change.

Semi-Annual Report | April 30, 2015	7

Principal Real Estate Income Fund	Statement of Investments
April 30, 2015 (Unaudited)

Description	Shares	Value (Note 2)
COMMON STOCKS (46.91%)

Leisure & Recreation/Games (0.12%)
Ardent Leisure Group	110,581	$173,704

Real Estate Management/Services (2.52%)
Atrium European Real Estate, Ltd.	96,100	472,628
Citycon OYJ	229,885	747,017
Fabege AB	50,700	774,492
Hyprop Investments, Ltd., REIT	89,000	916,465
Sponda OYJ	175,000	765,559
		3,676,161
Real Estate Operating/Development (2.28%)
Agile Property Holdings, Ltd.	398,194	333,946
Croesus Retail Trust	2,089,940	1,484,691
New World Development Co., Ltd.	640,000	850,520
TLG Immobilien AG(a)	20,000	335,732
Urban & Civic PLC	83,089	331,609
		3,336,498
REITS-Apartments (0.70%)
Advance Residence Investment Corp.	269	634,876
Camden Property Trust	5,200	390,416
		1,025,292
REITS-Diversified (19.28%)
Altarea SCA	11,000	2,151,605
Digital Realty Trust, Inc.	36,400	2,308,124
Dream Office Real Estate Investment Trust	52,000	1,193,005
EPR Properties	26,700	1,539,789
Frasers Commercial Trust	1,415,000	1,614,760
The Geo Group, Inc.	55,000	2,145,000
Kenedix Office Investment Corp.	175	949,749
Land Securities Group PLC	26,100	500,394
Liberty Property Trust	52,200	1,818,648
Londonmetric Property PLC	450,000	1,139,739
Mirvac Group	1,448,000	2,303,209
NewRiver Retail, Ltd.(b)	176,316	841,707
Pure Industrial Real Estate Trust	160,000	673,684
Sekisui House REIT, Inc.	267	317,314
Spring Real Estate Investment Trust	4,514,000	2,108,325
STAG Industrial, Inc.	37,037	804,814
Stockland	800,100	2,811,227
STORE Capital Corp.	28,381	596,001
Wereldhave N.V.	36,988	2,376,459
		28,193,553

8	www.principalcef.com

Principal Real Estate Income Fund	Statement of Investments
April 30, 2015 (Unaudited)

Description	Shares	Value (Note 2)
REITS-Health Care (3.78%)
Assura PLC	1,040,140	$938,012
Medical Properties Trust, Inc.	135,500	1,894,290
Primary Health Properties PLC	202,200	1,201,937
Sabra Health Care REIT, Inc.	50,000	1,494,000
		5,528,239
REITS-Hotels (2.91%)
Hospitality Properties Trust	85,600	2,574,848
Summit Hotel Properties, Inc.	127,500	1,679,175
		4,254,023
REITS-Manufactured Homes (1.51%)
Sun Communities, Inc.	35,500	2,203,130

REITS-Mortgage (0.39%)
CYS Investments, Inc.	63,100	562,852

REITS-Office Property (2.63%)
Brandywine Realty Trust	71,100	1,036,638
Daiwa Office Investment Corp.	14	73,987
Highwoods Properties, Inc.	41,500	1,786,160
Keppel REIT	258,000	239,828
Workspace Group PLC	55,100	713,843
		3,850,456
REITS-Shopping Centers (8.68%)
CapitaMall Trust	300,000	496,524
CBL & Associates Properties, Inc.	110,000	1,981,100
Charter Hall Retail REIT	564,500	1,925,351
Fortune Real Estate Investment Trust	1,217,000	1,242,037
Hammerson PLC	68,500	703,438
Kenedix Retail REIT Corp.(a)	606	1,519,060
Kite Realty Group Trust	22,325	584,915
Ramco-Gershenson Properties Trust	73,400	1,283,032
Starhill Global REIT	1,389,000	918,512
Vastned Retail N.V.	41,600	2,034,011
		12,687,980
REITS-Single Tenant (1.48%)
Agree Realty Corp.	70,500	2,169,990

REITS-Storage/Warehousing (0.47%)
Safestore Holdings PLC	161,000	688,890

Semi-Annual Report | April 30, 2015	9

Principal Real Estate Income Fund	Statement of Investments
April 30, 2015 (Unaudited)

Description	Shares	Value (Note 2)
REITS-Warehouse/Industrials (0.16%)
AIMS AMP Capital Industrial REIT	200,000	$231,257

TOTAL COMMON STOCKS
(Cost $62,349,641)		68,582,025

PREFERRED STOCKS (1.12%)

REITS-Apartments (0.06%)
Apartment Investment & Management Co., Series Z, 7.000%	3,012	78,462

REITS-Hotels (0.48%)
Hersha Hospitality Trust, Series B, 8.000%	27,400	706,098

REITS-Office Property (0.29%)
SL Green Realty Corp., Series I, 6.500%	16,300	426,408

REITS-Regional Malls (0.29%)
Pennsylvania Real Estate Investment Trust, Series B, 7.375%	16,200	424,521

TOTAL PREFERRED STOCKS
(Cost $1,574,944)		1,635,489

		Maturity	Principal	Value
	Rate	Date	Amount	(Note 2)
COMMERCIAL MORTGAGE BACKED SECURITIES (90.29%)
Commercial Mortgage Backed Securities-Other (57.31%)
Bank of America Commercial Mortgage Trust, Series 2008-1(c)	6.256%	01/10/18	$2,500,000	$2,643,114
CD Commercial Mortgage Trust, Series 2007-CD4(c)	5.398%	12/11/49	12,500,000	10,589,050
Credit Suisse Commercial Mortgage Trust, Series 2006-C4(c)	5.538%	09/15/16	10,000,000	10,021,640
Credit Suisse Commercial Mortgage Trust, Series 2007-C1	5.416%	02/15/40	10,000,000	10,337,525
FHLMC Multifamily Structured Pass Through Certificates, Series 2011-KAIV(c)(d)	3.615%	06/25/41	9,000,000	1,724,170
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K706(c)(d)	1.903%	12/25/18	28,580,000	1,747,810

10	www.principalcef.com

Principal Real Estate Income Fund	Statement of Investments
April 30, 2015 (Unaudited)

		Maturity	Principal	Value
	Rate	Date	Amount	(Note 2)
Commercial Mortgage Backed Securities-Other (continued)
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K707(c)(d)	1.806%	01/25/19	$27,555,000	$1,669,185
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K709(c)(d)	1.701%	04/25/40	30,601,130	1,845,432
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K710(c)(d)	1.661%	06/25/42	27,830,000	1,705,882
Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Series 2007-GG9(c)	5.505%	02/10/17	7,500,000	7,154,737
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CIBC16	5.623%	05/12/45	2,500,000	2,548,891
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CIBC17(c)	5.489%	12/12/43	3,899,000	2,701,964
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CIBC19(c)	5.694%	05/12/17	3,500,000	3,276,695
LB-UBS Commercial Mortgage Trust, Series 2006-C7	5.407%	11/15/16	5,000,000	4,806,430
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20(c)(d)(e)	1.612%	02/15/25	23,967,000	2,633,314
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29(c)	5.368%	11/15/48	13,000,000	13,249,470
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30(c)	5.413%	12/15/43	5,000,000	5,127,323
				83,782,632

Commercial Mortgage Backed Securities-Subordinated (32.98%)
Bank of America Commercial Mortgage Trust, Series 2006-6	5.480%	10/10/45	3,000,000	3,039,048
Commercial Mortgage Trust, Series 2013-CR11(c)(e)	4.371%	10/10/23	5,108,000	4,498,797
Commercial Mortgage Trust, Series 2014-CR14(c)(e)	3.496%	01/10/24	2,000,000	1,596,989
Commercial Mortgage Trust. Series 2014-CCRE17(c)(e)	4.300%	05/10/24	6,000,000	4,958,835

Semi-Annual Report | April 30, 2015	11

Principal Real Estate Income Fund	Statement of Investments
April 30, 2015 (Unaudited)

		Maturity	Principal	Value
	Rate	Date	Amount	(Note 2)
Commercial Mortgage Backed Securities-Subordinated (continued)
Goldman Sachs Mortgage Securities Trust, Series 2013-GC13(c)(e)	4.071%	07/10/23	$3,000,000	$2,863,601
Goldman Sachs Mortgage Securities Trust, Series 2013-GC16(c)(e)	5.316%	11/10/46	2,342,405	2,420,166
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CIBC14(c)	5.478%	12/12/44	7,560,000	7,517,433
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16(c)(e)	5.009%	11/15/23	2,117,483	2,139,479
Merrill Lynch Mortgage Trust, Series 2005-CIP1(c)	5.240%	08/12/15	5,000,000	5,050,260
Merrill Lynch Mortgage Trust, Series 2006-C1(c)	5.659%	05/12/39	9,000,000	7,271,190
Merrill Lynch-CFC Commercial Mortgage Trust, Series 2006-2(c)(e)	5.875%	06/12/46	2,000,000	1,987,640
Merrill Lynch-CFC Commercial Mortgage Trust, Series 2006-3(c)	5.554%	09/12/16	2,500,000	1,927,221
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8(c)(e)	4.171%	02/15/23	3,000,000	2,953,586
				48,224,245

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost $123,773,703)				132,006,877

		7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.42%)
State Street Institutional Liquid Reserves Fund, Institutional Class		0.097%	3,543,449	3,543,449

TOTAL SHORT TERM INVESTMENTS
(Cost $3,543,449)				3,543,449

TOTAL INVESTMENTS (140.74%)
(Cost $191,241,737)				$205,767,840

Liabilities in Excess of Other Assets (-40.74%)				(59,561,315)
NET ASSETS (100.00%)				$146,206,525

12	www.principalcef.com

Principal Real Estate Income Fund	Statement of Investments
April 30, 2015 (Unaudited)

(a)	Non-income producing security.
(b)
Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration.  Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2015, the aggregate market value of those securities was $841,707, representing 0.58% of net assets.

(c)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at April 30, 2015.
(d)	Interest only security.
(e)
Security exempt from registration under rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts $26,052,407, which represents approximately 17.82% of net assets as of April 30, 2015.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
FHLMC - Federal Home Loan Mortgage Corporation.
Ltd. - Limited.
N.V. - Naamloze vennootshap is the Dutch term for a public limited liability corporation.
OYJ - Osakeyhtio is the Finnish equivalent of a public stock company.
PLC - Public Limited Company.
REIT - Real Estate Investment Trust.
SCA - Societe en Commandite par Actions is a term for limited liability partnership

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2015	13

Principal Real Estate Income Fund
Statement of Assets and Liabilities	April 30, 2015 (Unaudited)

ASSETS:
Investments, at value	$205,767,840
Foreign currency, at value (Cost $10,996)	11,036
Receivable for investments sold	32,402
Interest receivable	791,541
Dividends receivable	320,959
Prepaid and other assets	110,329
Total Assets	207,034,107

LIABILITIES:
Loan payable	60,000,000
Interest due on loan payable	67,666
Payable for investments purchased	499,486
Payable to adviser	179,316
Payable to administrator	28,243
Payable to transfer agent	3,857
Payable for trustee fees	18,480
Other payables	30,534
Total Liabilities	60,827,582
Net Assets	$146,206,525

NET ASSETS CONSIST OF:
Paid-in capital	$131,467,405
Distributions in excess of net investment income	(1,038,507)
Accumulated net realized gain on investments and foreign currency transactions	1,250,673
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	14,526,954
Net Assets	$146,206,525

PRICING OF SHARES:
Net Assets	$146,206,525
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value per share)	6,899,800
Net asset value per share	$21.19

Cost of Investments	$191,241,737

See Notes to Financial Statements.

14	www.principalcef.com

Principal Real Estate Income Fund	Statement of Operations
For the Six Months Ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:
Interest	$5,220,800
Dividends (net of foreign withholding tax of $110,037)	1,829,341
Total Investment Income	7,050,141

EXPENSES:
Investment advisory fees	1,075,918
Interest on loan	353,848
Administration fees	162,178
Transfer agent fees	12,542
Audit fees	15,372
Legal fees	77,992
Custodian fees	14,965
Trustee fees	39,638
Printing fees	10,217
Insurance fees	25,946
Excise tax	12,653
Other	13,459
Total Expenses	1,814,728
Net Investment Income	5,235,413

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) on:
Investments	1,380,929
Foreign currency transactions	(1,276,339)
Net realized gain	104,590
Net change in unrealized appreciation/(depreciation) on:
Investments	1,740,480
Translation of assets and liabilities denominated in foreign currencies	2,163
Net change in unrealized appreciation	1,742,643
Net Realized and Unrealized Gain on Investments and Foreign Currency	1,847,233
Net Increase in Net Assets Resulting from Operations	$7,082,646

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2015	15

Principal Real Estate Income Fund
Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014

OPERATIONS:
Net investment income	$5,235,413	$10,839,609
Net realized gain on investments and foreign currency transactions	104,590	1,922,448
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,742,643	7,950,939
Net increase in net assets resulting from operations	7,082,646	20,712,996

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,899,329)	(11,488,167)
Net decrease in net assets from distributions to shareholders	(5,899,329)	(11,488,167)

Net Increase in Net Assets	1,183,317	9,224,829

NET ASSETS:
Beginning of period	145,023,208	135,798,379
End of period (including distributions in excess of net investment income of $(1,038,507) and $(374,591))	$146,206,525	$145,023,208

OTHER INFORMATION:
Share Transactions:
Shares outstanding - beginning of period	6,899,800	6,899,800
Net increase in shares outstanding	–	–
Shares outstanding - end of period	6,899,800	6,899,800

See Notes to Financial Statements.
16	www.principalcef.com

Principal Real Estate Income Fund	Statement of Cash Flows
For the Six Months Ended April 30, 2015 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$7,082,646
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(22,362,365)
Proceeds from disposition of investment securities	26,355,143
Net purchases of short-term investment securities	(973,186)
Net realized (gain)/loss on:
Investments	(1,380,929)
Foreign currency transactions	1,263,686
Net change in unrealized (appreciation)/depreciation on:
Investments	(1,740,480)
Translation of assets and liabilities denominated in foreign currencies	(2,163)
Discounts and premiums amortized	(584,986)
Increase in interest receivable	(16,513)
Increase in dividends receivable	(83,227)
Increase in prepaid and other assets	(73,965)
Decrease in foreign cash due to custodian	(1,548,231)
Increase in interest due on loan payable	2,407
Increase in payable to transfer agent	1,548
Decrease in payable to adviser	(1,437)
Decrease in payable to administrator	(373)
Decrease in payable for trustee fees	(270)
Decrease in other payables	(29,103)
Net cash provided by operating activities	$5,908,202

CASH FLOWS USED IN FINANCING ACTIVITIES:
Cash distributions paid	$(5,899,329)
Net cash used in financing activities	$(5,899,329)

Effect of exchange rates on cash	$2,163

Net increase in cash	$11,036
Cash, beginning balance	$–
Cash, ending balance	$11,036

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$351,441

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2015	17

Principal Real Estate Income Fund	Financial Highlights
For a share outstanding throughout the periods presented.

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Year Ended October 31, 2014	For the Period June 25, 2013 (Commencement) to October 31, 2013

Net asset value - beginning of period	$21.02		$19.68	$19.10
Income/(loss) from investment operations:
Net investment income(a)	0.76		1.57	0.33
Net realized and unrealized gain on investments	0.27		1.44	0.70
Total income from investment operations	1.03		3.01	1.03

Less distributions to common shareholders:
From net investment income	(0.86)		(1.67)	(0.41)
Total distributions	(0.86)		(1.67)	(0.41)

Capital share transactions:
Common share offering costs charged to paid-in capital	–		–	(0.04)
Total capital share transactions	–		–	(0.04)
Net increase in net asset value	0.17		1.34	0.58
Net asset value - end of period	$21.19		$21.02	$19.68
Market price - end of period	$19.32		$19.34	$17.76

Total Return(b)	5.30%		16.82%	5.40%
Total Return - Market Price(b)	4.35%		19.10%	(9.16%)

Supplemental Data:
Net assets, end of period (in thousands)	$146,207		$145,023	$135,798
Ratios to Average Net Assets:
Total expenses	2.50	%(c)	2.59%	2.15	%(c)
Total expenses excluding interest expense	2.01	%(c)	2.04%	1.99	%(c)
Net investment income	7.20	%(c)	7.74%	5.01	%(c)
Total expenses to average managed assets(d)	1.77	%(c)	1.81%	1.93	%(c)
Portfolio turnover rate	11	%(e)	18%	1	%(e)
Borrowings at End of Period
Aggregate Amount Outstanding (in thousands)	$60,000		$60,000	$60,000
Asset Coverage Per $1,000 (in thousands)	$3,437		$3,417	$3,263

See Notes to Financial Statements.

18	www.principalcef.com

Principal Real Estate Income Fund	Financial Highlights
For a share outstanding throughout the periods presented.

(a)	Calculated using average shares throughout the period.
(b)
Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Periods less than one year are not annualized.

(c)	Annualized.
(d)	Average managed assets represent net assets applicable to common shares plus average amount of borrowings during the period.
(e)	Not annualized.

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2015	19

Principal Real Estate Income Fund	Notes to Financial Statements
April 30, 2015 (Unaudited)

1. ORGANIZATION

Principal Real Estate Income Fund (the ‘‘Fund’’) is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’).

The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary investment objective, by investing in commercial real estate-related securities. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund may not be appropriate for all investors.

Investing in the Fund involves risks, including exposure to below-investment grade investments. The Fund’s net asset value will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage.

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Fund. In addition, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Fund. Based on experience, however, the Fund expects the risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund’s ultimately realize upon sale of the securities. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on April 30, 2015.

Portfolio Valuation: The net asset value per Common Share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per Common Share is calculated in the manner authorized by the Fund’s Board of Trustees (the “Board”). Net asset value is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

20	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements
April 30, 2015 (Unaudited)

The Board has established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded.

The Fund values commercial mortgage-backed securities and other debt securities not traded in an organized market on the basis of valuations provided by an independent pricing service, approved by the Board, which uses information with respect to transactions in such securities, interest rate movements, new issue information, cash flows, yields, spreads, credit quality, and other pertinent information as determined by the pricing service, in determining value. If the independent pricing service is unable to provide a price for a security, if the price provided by the independent pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its Common Shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;  the coupon payments, yield data/cash flow data;  the quality, value and saleability of collateral, if any, securing  the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex‐dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex‐dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the first-in/first-out cost basis method for both financial reporting and tax purposes.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.

Semi-Annual Report | April 30, 2015	21

Principal Real Estate Income Fund	Notes to Financial Statements
April 30, 2015 (Unaudited)

Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2015:

Principal Real Estate Income Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$68,582,025	$–	$–	$68,582,025
Preferred Stocks	1,635,489	–	–	1,635,489
Commercial Mortgage Backed Securities	–	132,006,877	–	132,006,877
Short Term Investments	3,543,449	–	–	3,543,449
Total	$73,760,963	$132,006,877	$–	$205,767,840

* See Statement of Investments for industry classifications.

The Fund recognizes transfers between levels as of the end of the period. For the period ended April 30, 2015, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

Commercial Mortgage Backed Securities (“CMBS”): As part of its investments in commercial real estate related securities, the Fund will invest in CMBS which are subject to certain risks associated with direct investments in CMBS. A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property.

22	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements
April 30, 2015 (Unaudited)

Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having multi-family or commercial use. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.

Real Estate Investment Trusts (“REITs”): As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Common Shares and, after that basis has been reduced to zero, will constitute capital gains to the Common Shareholder.

Concentration Risk: The Fund invests in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements,

Semi-Annual Report | April 30, 2015	23

Principal Real Estate Income Fund	Notes to Financial Statements
April 30, 2015 (Unaudited)

regulatory changes, or economic conditions affecting CMBS, REITs, REIT-like structures, and real estate more generally, will have a significant impact on the Fund’s performance.

Foreign Currency Risk: The Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of the exchanges at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

3. LEVERAGE

Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings and the issuance of preferred shares in an amount that represents up to 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets). It is possible that the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to shareholders will increase. Borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

24	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements
April 30, 2015 (Unaudited)

The Fund maintains a $70,000,000 line of credit with State Street Bank and Trust Company (“SSB”), which by its terms expires on September 21, 2015, subject to the restrictions and terms of the credit agreement. As of April 30, 2015, the Fund has drawn down $60,000,000 from the SSB line of credit, which was the maximum borrowing outstanding during the period. The Fund is charged interest rate of 0.90% (per annum) above the three-month LIBOR rate of 0.279% (as of April 30, 2015) for borrowing under this credit agreement, on the last day of the interest period. The Fund is charged a commitment fee on the average daily unused balance of the line of credit at the rate of 0.15% (per annum). The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The average annualized interest rate charged and the average outstanding loan payable for the six months ended April 30, 2015 was as follows:

Average Interest Rate	1.148%
Average Outstanding Loan Payable	$60,000,000

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

AAI serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, AAI receives an annual investment advisory fee of 1.05% based on the Fund’s average Total Managed Assets (as defined below). Pursuant to an Investment Sub-Advisory Agreement, AAI has retained Principal Real Estate Investors, LLC (‘‘PrinRei’’) as the Fund’s sub-advisor and will pay PrinRei an annual fee of 0.55% based on the Fund’s Total Managed Assets.

ALPS Fund Services, Inc. (‘‘AFS’’), an affiliate of AAI, serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating the net asset values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. AFS is entitled to receive a monthly fee, accrued daily based on the Fund’s average Total Managed Assets, as defined below, plus reimbursement for certain out-of-pocket expenses.

DST Systems, Inc. (‘‘DST’’), the parent company of AAI and AFS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is entitled to receive an annual minimum fee of $22,500 plus out-of-pocket expenses.

The Fund pays no salaries or compensation to any of its interested Trustee or Officers. The three independent Trustees of the Fund receive an annual retainer of $17,000 and an additional $2,000 for attending each meeting of the Board. The independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board.

A Trustee and certain Officers of the Fund are also officers of AAI.

Total Managed Assets: For these purposes, the term Total Managed Assets is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than aggregate liabilities representing Limited Leverage, as defined below), calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board may determine in accordance with the provisions of applicable law and of the declaration and bylaws of the Fund

Semi-Annual Report | April 30, 2015	25

Principal Real Estate Income Fund	Notes to Financial Statements
April 30, 2015 (Unaudited)

and with resolutions of the Board as from time to time in force. Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings (as defined below) and through the issuance of preferred shares (if any) in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (collectively, ‘‘Limited Leverage’’). ‘‘Borrowings’’ are defined to include: amounts received by the Fund pursuant to loans from banks or other financial institutions; amounts borrowed from banks or other parties through reverse repurchase agreements; amounts received by the Fund from the Fund’s issuance of any senior notes or similar debt securities. Other than with respect to reverse repurchase agreements, Borrowings do not include trading practices or instruments that, according to the SEC or its staff, may cause senior securities concerns, and are intended to include transactions that are subject to the asset coverage requirements in Section 18 of the 1940 Act for the issuance of senior securities evidencing indebtedness (e.g., bank borrowings and the Fund’s issuance of any senior notes or similar securities) and senior securities in the form of stock (e.g., the Fund’s issuance of preferred shares).

5. DISTRIBUTIONS

The Fund intends to make monthly distributions to Common Shareholders out of the net investment income of the Fund, after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund may also retain cash reserves if deemed appropriate by PrinREI to meet the terms of any leverage or derivatives transactions. Such distributions shall be administered by DST. While a portion of the Fund’s distributed income may qualify as qualified dividend income, all or a portion of the Fund’s distributed income may also be fully taxable. Any such income distributions, as well as any distributions by the Fund of net realized short-term capital gains, will be taxed as ordinary income. A portion of the distributions the Fund receives from its investments likely will be treated as return of capital. While the Fund anticipates distributing some or all of such return of capital, it is not required to do so in order to maintain its status as a regulated investment company under Subchapter M of the Code.

Subsequent to April 30, 2015, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
May 14, 2015	May 18, 2015	May 28, 2015	$0.145
June 11, 2015	June 15, 2015	June 25, 2015	$0.145

6. CAPITAL TRANSACTIONS

The Fund is a statutory trust established under the laws of the state of Delaware by an Agreement and Declaration of Trust dated August 31, 2012, as amended and restated through the date hereof. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE.

Additional shares of the Fund may be issued under certain circumstances pursuant to the Fund’s Automatic Dividend Reinvestment Plan, as defined within the Fund’s organizational documents.

26	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements
April 30, 2015 (Unaudited)

Additional information concerning the Automatic Dividend Reinvestment Plan is included within this report.

7. PORTFOLIO INFORMATION

For the six months ended April 30, 2015, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases	Sales
$21,572,133	$25,060,775

8. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year‐end and are not available for the six months ended April 30, 2015.

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

Principal Real Estate Income Fund
For the Year Ended October 31, 2014
Ordinary Income	$11,478,934
Long-Term Capital Gain	9,233
Total	$11,488,167

Semi-Annual Report | April 30, 2015	27

Principal Real Estate Income Fund	Notes to Financial Statements
April 30, 2015 (Unaudited)

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of April 30, 2015, were as follows:

Principal Real Estate Income Fund
Cost of investments for income tax purposes	$193,441,227
Gross appreciation on investments (excess of value over tax cost)	$14,615,001
Gross depreciation on investments (excess of tax cost over value)	(2,288,388)
Net unrealized appreciation on investments	$12,326,613

The differences between book-basis and tax-basis are primarily due to investments in Passive Foreign Investment Companies.

Federal Income Tax Status: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made. During the current six month period, the Fund paid an excise tax of $96,432 as required under Internal Revenue Code §4982, primarily due to the timing of income inclusions from Passive Foreign Investment Companies (“PFICs”) held by the Fund at the end of the prior fiscal year.

As of and during the period ended April 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

9. SUBSEQUENT EVENT

At a meeting on June 15, 2015, the Fund’s Board of Trustees approved a change in Fund Counsel from Mayer Brown LLP to Dechert LLP.

28	www.principalcef.com

Principal Real Estate Income Fund	Approval of Investment Advisory and Sub-Advisory Agreements
April 30, 2015 (Unaudited)

At the March 13, 2015 meeting (“Meeting”) of the Board of Trustees (the “Board”) of Principal Real Estate Income Fund (the “Fund”), the Board, including those Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved ALPS Advisors, Inc. (the “Adviser”) and Principal Real Estate Investors, LLC, (the “Sub-Adviser”) to serve as the Trust’s investment adviser and sub-adviser, respectively, and approved the renewal of the investment advisory agreement between the Adviser and the Trust, and the sub-advisory agreement between Sub-Adviser and the Adviser with respect to the Trust (collectively, the “Advisory Agreements”), upon the terms and conditions set forth therein. In connection with considering the approval of the renewal of the Advisory Agreements, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice.

Although not meant to be all-inclusive, the following discussion summarizes the factors considered and conclusions reached by the Trustees in the executive sessions and at the Meeting in determining to approve the Advisory Agreements.

Nature, extent, and quality of services. In examining the nature, extent and quality of the investment advisory services provided by the Adviser, the Trustees considered the qualifications, experience and capability of the Adviser’s management and other personnel and the extent of care and conscientiousness with which the Adviser performs its duties. In this regard, the Trustees considered, among other matters, the process by which the Adviser performs oversight of the Fund, including ongoing due diligence regarding product viability, product structure, resources, personnel, technology, performance, compliance, and oversight of the Sub-Adviser.

With respect to the nature, extent and quality of the investment advisory services provided by the Sub-Adviser, the Trustees considered the Sub-Adviser’s investment management process it uses in managing the assets of the Fund, including the experience and capability of the Sub-Adviser’s management and other personnel responsible for the portfolio management of the Fund and compliance with the Fund’s investment policies and restrictions. The Trustees also considered the favorable assessment provided by the Adviser as to the nature and quality of the services provided by the Sub-Adviser and the ability of the Sub-Adviser to fulfill its contractual obligations.

Based on the totality of the information considered, the Trustees concluded that the Fund was likely to benefit from the nature, extent and quality of the Adviser’s and the Sub-Adviser’s services, and that the Adviser and the Sub-Adviser have the ability to provide these services based on their respective experience, operations and current resources.

Investment performance of the Fund, the Adviser, and the Sub-Adviser. The Board reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group.  In making its comparisons, the Board utilized a report from an independent provider of investment company data.  As reported by the independent provider of data, the Fund’s net asset value (“NAV”) total return trailed the average return for the Real Estate Morningstar Category, as assigned by Morningstar Inc., but performed better than its expense group average as determined by an independent provider of investment company data, in each case fzzor the 1-year period ended December 31, 2014.  The Board also considered the views of the Adviser and the Sub-Adviser that in light of the Fund’s dynamic allocation strategy that permits

Semi-Annual Report | April 30, 2015	29

Principal Real Estate Income Fund	Approval of Investment Advisory and Sub-Advisory Agreements
April 30, 2015 (Unaudited)

it to vary its allocation to both commercial mortgage backed securities and other U.S. and non-U.S. real estate-related securities, such as real estate investment trusts (“REITs”) and REIT-like entities, there are no directly comparable peer funds that utilize a similar investment strategy.  The Board also noted that in light of the Fund’s primary investment objective to provide high current income, one of the best measures of the Fund’s performance is the fact that the Fund has maintained and increased its monthly distribution on its common shares.

Costs of services and profits realized, and comparison with other advisory contracts. The Board considered the fees payable under the Advisory Agreements. The Board reviewed the information, compiled by an independent provider of investment company data, comparing the Fund’s contractual management fee rate (on managed assets) and net management fee rate (on both managed assets and common assets—which includes advisory and subadvisory and administrative service fees—as well as the Fund’s net total expense ratios, to other funds in its expense group. Based on the data provided on management fee rates, the Board noted that the Fund’s fees were high relative to its peer group, as provided by an independent provider of investment company data. The Trustees considered the statements of the Adviser explaining the differentiation between the Fund and the peer group given the Fund’s significant investment in CMBS, a complex asset class, versus the peer group being composed solely of funds that invest in REITs. The Board noted that the Adviser does not serve as investment adviser to any other comparable closed-end funds.

The Trustees also considered that the fee paid to the Sub-Adviser is paid out of the fees paid to the Adviser and that no separate fee for sub-advisory services is charged to the Fund. The Trustees also considered the fees charged by the Sub-Adviser to other accounts managed using a CMBS strategy, and to other accounts managed using a REIT strategy. Based on the material provided by the Sub-Adviser, services provided to another registered investment company client for which it separately manages a CMBS “sleeve” and a REIT “sleeve” would result in an overall sub-advisory fee of between 0.35% and 0.45% of assets under management, depending on the amount of assets allocated to either sleeve at any given time, slightly lower than the fee included in the sub-advisory agreement. The Trustees consider statements by the Sub-Adviser explaining that this other registered investment company did not receive the same types of services that the Fund receives because, among other factors, the Sub-Adviser does not provide a leverage strategy or a dynamic asset allocation strategy for the other account, and does not utilize derivative instruments for that account, in each case unlike the mandate it has with respect to the Fund. The Trustees also considered the Adviser’s opinion that the compensation payable to the Sub-Adviser is reasonable, appropriate and fair in light of the nature and quality of the services provided to the Fund.

The Board reviewed the materials it received from the Adviser regarding its revenues and expenses in connection with the services provided to the Fund, both solely with respect to the Adviser, as well as together with revenues earned by the Adviser’s affiliates, ALPS Fund Services, Inc. (in its capacity as administrator of the Fund) and DST Systems, Inc. (in its capacity as transfer agent of the Fund). The materials provided in this regard showed, and the Trustees acknowledged, that the Adviser incurred a loss from its management of the Fund since inception, after giving effect to the structuring fee that the Adviser was obligated to pay to certain members of the underwriting syndicate in connection with the Fund’s initial public offering.  The Adviser also provided information to the Trustees regarding what its profitability would be without giving effect

30	www.principalcef.com

Principal Real Estate Income Fund	Approval of Investment Advisory and Sub-Advisory Agreements
April 30, 2015 (Unaudited)

to the structuring fee.  The Trustees also reviewed the profitability information provided by the Sub-Adviser for 2013 and 2014.  In each case, the Trustees determined that the profitability of the Adviser and the Sub-Adviser was within the range that courts had found reasonable, and considered that the Adviser and the Sub-Adviser must be able to compensate their respective employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund.

Economies of scale.  With respect to whether economies of scale are realized by the Adviser and the Sub-Adviser and whether management fee levels reflect these economies of scale for the benefit of Fund investors, the Board considered the Adviser’s view that adding breakpoints would not be appropriate at this time and that any increases in the Fund’s assets are primarily attributable to market appreciation and dividend reinvestments, rather than raising new capital, and therefore found that the level of management fees charged and fee structure remained appropriate.

Indirect benefits.  The Board considered whether there were any “fall-out” or ancillary benefits that may accrue to the Adviser or Sub-Adviser or their affiliates as a result of their relationships with the Fund. The Trustees considered that both the Adviser and Sub-Adviser noted their belief that they would not experience any “fall-out” benefits. The Board concluded that the benefits accruing to the Adviser and the Sub-Adviser by virtue of their relationships to the Fund appeared to be reasonable.

After evaluation of the performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services provided by the Adviser and the Sub-Adviser, the Board concluded that the level of fees to be paid to each of the Adviser and the Sub-Adviser was reasonable.

In summary, based on the various considerations discussed above, the Board determined that approval of the renewal of the Advisory Agreements was in the best interests of the Fund.

Semi-Annual Report | April 30, 2015	31

Principal Real Estate Income Fund	Dividend Reinvestment Plan
April 30, 2015 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making

32	www.principalcef.com

Principal Real Estate Income Fund	Dividend Reinvestment Plan
April 30, 2015 (Unaudited)

Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator.

Semi-Annual Report | April 30, 2015	33

Principal Real Estate Income Fund	Additional Information
April 30, 2015 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N–Q within 60 days after the end of the period. Copies of the Fund’s Form N–Q are available without a charge, upon request, by contacting the Fund at 1–855–838–9485 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N–Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1–800–SEC–0330.

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available (1) without charge, upon request, by calling 1-855-838-9485, (2) on the Fund’s website located at http://www.principalcef.com, or (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. A Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short‐term capital gain, (iii) net realized long‐term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year‐to‐date cumulative distribution amount per share for the Fund. The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the calendar year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099‐DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Per Share Cumulative Distributions for the Six Months Ended April 30, 2015				Percentage of the Total Cumulative Distributions for the Six Months Ended April 30, 2015
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$ 0.6889	$ 0.1661	$ 0.0000	$ 0.8550	80.57%	19.43%	0.00%	100.00%

34	www.principalcef.com

Principal Real Estate Income Fund	Additional Information
April 30, 2015 (Unaudited)

UNAUDITED TAX INFORMATION

The Fund designated 3.35% of the income dividends distributed between January 1, 2014 and December 31, 2014, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Fund designated 0.38% of the ordinary income dividends distributed between January 1, 2014 and December 31, 2014, as qualifying for the corporate dividends received deduction.

In early 2015, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2014 via Form 1099. The Fund will notify shareholders in early 2016 of amounts paid to them by the Fund, if any, during the calendar year 2015.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $9,233 as long-term capital gain distributions for the year ended October 31, 2014.

SHAREHOLDER MEETING RESULTS

On April 13, 2015, the Principal Real Estate Income Fund (the “Fund”) held its Annual Meeting of Shareholders to consider the proposal set forth below.  The following votes were recorded:

Proposal 1: The election of one (1) Trustee, to hold office for the term indicated or until their successors are duly elected and qualified.

Election of Rick A. Pederson as Trustee of the Fund to a three-year term to expire at the Fund’s 2018 Annual Meeting of Shareholders.

	Number of Shares	% of Shares Voted
Affirmative	5,349,123	97.117%
Withheld	158,765	2.883%
Total	5,507,888	100.000%

DATA PRIVACY POLICIES AND PROCEDURES

Policy Statement: The Principle Real Estate Income Fund (the “Fund”) has in effect the following policy with respect to nonpublic personal information about its customers:

•	Only such information received from customers, through application forms or otherwise, and information about customers’ Fund transactions will be collected.
•	None of such information about customers (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).
•	Policies and procedures (including physical, electronic and procedural safeguards) are in place and designed to protect the confidentiality and properly disposal of such information.

Semi-Annual Report | April 30, 2015	35

Principal Real Estate Income Fund	Additional Information
April 30, 2015 (Unaudited)

•
The Fund does not currently obtain consumer information.  If the Fund were to obtain consumer information at any time in the future, it would employ appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the Fund’s custodian and will maintain custody of the securities and cash of the Fund.

DST Systems, Inc., located at 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Fund’s transfer agent and registrar.

LEGAL MATTERS

Dechert LLP, New York, New York, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd. is the independent registered public accounting firm for the Fund.

36	www.principalcef.com

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Items 12.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)	Not applicable.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRINCIPAL REAL ESTATE INCOME FUND

By:	(Signature and Title)	/s/ Thomas A. Carter
Thomas A. Carter
Date:	July 2, 2015	President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Thomas A. Carter
Thomas A. Carter
Date:	July 2, 2015	President and Principal Executive Officer

By:	(Signature and Title)	/s/ Patrick D. Buchanan
Patrick D. Buchanan
Date:	July 2, 2015	Treasurer and Principal Financial Officer